UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                                 Washington D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                                 May 27, 2005
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                 Dateof Report (Date of earliest event reported)

                                  NESTOR, INC.
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             (Exact name of registrant as specified in its charter)

                                    Delaware
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                 (State or other jurisdiction of incorporation)

            0-12965                                     13-3163744
   --------------------------             --------------------------------------
    (Commission file number)               (IRS employer identification number)

                        400 MASSASOIT AVENUE, SUITE 200
                      EAST PROVIDENCE, RHODE ISLAND 02914
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                    (Address of principal executive offices)

                                 (401) 434-5522
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             (Registrant's telephone number, including area code)

                                     Not Applicable
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          (Former name or former address if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

  [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

  [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

  [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

  [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM   1.01.   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

       LEASE AGREEMENT

       On May 27, 2005, Nestor Traffic Systems, Inc. ("NTS"), a wholly owned subsidiary of Nestor, Inc. entered into a Lease Agreement with Admiral Associates. The leased premise is approximately 12,700 square feet of office space and 11,000 square feet of warehouse space. The initial term of the lease commences on the completion of build out of the office space and is for 60 months. The Lease Agreement may be renewed for two one-year terms at the option of NTS. Upon the earlier of provision of sufficient additional parking or the second anniversary of the commencement of the term, Admiral Associates has the right, subject to NTS's right of first refusal, to rent the warehouse space to a third party willing to convert the warehouse space to office space. NTS has the right to convert the warehouse space to office space at any time during the term.

       During the initial term, rent for the office space will be $7,408.33 per month. During any renewal terms, rent for the office space will be $7,937.50. If any warehouse space is converted to office space at NTS's request, rent for the office space will increase proportionally to the increase in total office space caused by the conversion. If NTS exercises its right of first refusal with respect to any converted warehouse space, rent for such converted office space will be that offered by the third party triggering NTS's right of first refusal. During the first year of the initial term, the warehouse space will be rent free. Upon the earlier of provision of sufficient additional parking or the second anniversary of the commencement of the term, annual rent for the warehouse space will be $4.00 per square foot. During any renewal terms, annual rent for the warehouse space will be $4.50 per square foot. NTS will be responsible for 30% of the cost of agreed-upon build out of the initial office space, which NTS portion is expected to be approximately $180,000, and for 30% of the costs of any agreed-upon conversion of warehouse space at NTS's request.

       The forgoing description of the Lease Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Lease Agreement, which is filed with this report as Exhibit 10.1 and is incorporated herein by reference.

ITEM 2.03. CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

       The information set forth in Item 1.01 above with respect to the Lease Agreement is incorporated herein in its entirety.

ITEM   9.01   FINANCIAL STATEMENTS AND EXHIBITS.

              (c) Exhibits

                  See Exhibit Index attached to this Current Report on Form 8-K

                                   SIGNATURES


       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       NESTOR, INC.
                                       (Registrant)



                                       By: /s/ Harold A. Joannidi
                                          --------------------------------------
                                          Harold A. Joannidi
                                          Treasurer and Chief Financial Officer


Dated:     June 2, 2005

                                  EXHIBIT INDEX
                                  -------------


       Exhibit Number       Description
       --------------       -----------
            10.1            Lease Agreement between Nestor Traffic Systems, Inc.
                            and Admiral Associates dated May 27, 2005